Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Innocap, Inc. (the "Company") on Form 10-K for the fiscal year ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Alva Schoomer, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 7, 2007

/s/ B. Alva Schoomer

B. Alva Schoomer

Chief Executive Officer and

Chief Financial Officer